As filed with the Securities and Exchange Commission on February
28, 2001, 1940 Act Registration No. 811-9078, 1933 Act File
No. 033-95102

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/
   Pre-Effective Amendment No.                               / /
   Post-Effective Amendment No. [7] File No. 033-95102       /X/

                               and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                           ACT OF 1940                       /X/

            Amendment No.[8]      File No. 811-09078
                (Check appropriate box or boxes)

                    The Penn Street Fund, Inc.
        (Exact Name of Registrant as Specified in Charter)

       30 Valley Stream Parkway, Malvern PA         19355
(Address of Principal Executive Offices)      (Zip Code)

                          (610) 578-9944
            Registrant's Telephone Number, Including Area Code

                    The Penn Street Fund, Inc.
                    G. Michael Mara, President
                     30 Valley Stream Parkway
                        Malvern, PA 19355
             (Name and Address of Agent for Service)

             Please send copies of communications to
                       David R. Payne, Esq.
                        Stevens & Lee, PC
                 One Glenhardie Corporate Center
                        1275 Drummers Lane
                      Wayne, PA.  19087-0236

      It is proposed that this filing will become effective
[ ]       immediately upon filing pursuant to paragraph (b)
[ ]       on                      pursuant to paragraph (b)
[ ]       60 days after filing pursuant to paragraph (a)(1)
[ ]       on                   pursuant to paragraph (a)(1)
[X]       75 days after filing pursuant to paragraph (a)(2)
[ ]       on                   pursuant to paragraph (a)(2)
                                                of Rule 485.

             If appropriate, check the following box:

    /  /     This post-effective amendment designates a new
effective date for a previously filed post-effective amendment.



CROSS-REFERENCE SHEET
Prospectus for Penn Street Fund, Inc.

Part A
Item No.                    Information Required in a Prospectus

Item 1.                     Front and Back Cover Pages

Front and
Back Cover Pages

Item 2.                     Summary; Risks;
Risk/Return                 The Walnut Asset Management Equity
Summary: Investments        Portfolio; The Baldwin Large Cap
Risks and Performance       Growth Portfolio; The Cumberland
                            Taxable Income Portfolio; The Penn
                            Street Advisors Sector Rotational
                            Portfolio;

Item 3.                     Fees and Expenses
Risk/Return
Summary:  Fee Table

Item 4.                     Summary;
Investment Objectives,      The Walnut Asset
Principal Investment        Management Equity Portfolio
Strategies, and Related     The Baldwin Large Cap Growth
Risks                       Portfolio; The Cumberland
                            Taxable Income Portfolio; The Penn
                            Street Advisors Sector Rotational
                            Portfolio

Item 5.                     Past Performance
Management's Discussion
of Fund Performance

Item 6.                     Management
Management, Organization
and Capital Structure

Item 7.                     How To Purchase Shares; How To
Shareholder Information     Exchange Shares; How To Redeem
                            Shares; Account Instructions; How
                            to Contact The Fund

Item 8.                     Dividends, Distributions and Taxes
Distribution Arrangements

Item 9.                     Financial Highlights
Financial Highlights
Information

Statement of Additional Information

Part B                      Information Required in a Statement
Item No.                    of Additional Information

Item 10.                    Cover Page and Table of Contents
Cover Page and
Table of Contents

Item 11.                    General Information
Fund History

Item 12.                    Investment Objectives and Policies;
Description of the          Fundamental Policies; Operating
Fund and Its Investments    Policies
and Risks

Item 13.                    Management of the Fund
Management of the Fund

Item 14.                    Management of the Fund;
Control Persons and         Principal Shareholders

Principal Holders of
Securities

Item 15.                    Investment Management Services
Investment Advisory
and Other Services

Item 16.                    Sale of Fund Shares; Distribution
Brokerage Allocation
and Other Practices

Item 17.                    General Information
Capital Stock and
Other Securities

Item 18.                    Sale of Fund Shares
Purchases, Redemption,
and Pricing of Shares

Item 19.                    Distribution; Tax Status
Taxation of the Fund

Item 20.                    Distribution
Underwriters

Item 21.                    Investment Performance
Calculation of
Performance Data

Item 22.                    Cover Page
Financial Statements

Item 23.                    Exhibits
Exhibits

Item 24.                    Persons Controlled by or Under
Persons Controlled by or    Common Control with the Fund
Under Common Control with
the Fund

Item 25.                    Indemnification
Indemnification

Item 26.                    Business and Other Connections of
Business and Other          the Investment Adviser
Connections of the
Investment Adviser

Item 27.                    Principal Underwriters
Principal Underwriters

Item 28.                    Location of Accounts and Records
Location of Accounts
and Records

Item 29.                    Management Services
Management Services

Item 30.                    Undertakings
Undertakings



                            Prospectus

                    The Penn Street Fund, Inc.

                    McGlinn Balanced Portfolio
             Walnut Asset Management Equity Portfolio
               Cumberland Taxable Income Portfolio
               Baldwin Large Cap Growth Portfolio
Penn Street Advisors Sector Rotational Portfolio

Prospectus Dated June 24, 1999 and Amended and Restated February
28, 2001

     Like all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     The Penn Street Fund is made up of five separate investment portfolios: the McGlinn Balanced Portfolio, the Walnut Asset Management Equity Portfolio, the Cumberland Taxable Income Portfolio, the Baldwin Large Cap Growth Portfolio and the Penn Street Advisors Sector Rotational Portfolio. Shares of the Portfolios are sold on a no-load basis to individual and institutional investors seeking diversified investment portfolios, based on active research and management.



                        Table of Contents

[INSERT TABLE OF CONTENTS]



                    McGLINN BALANCED PORTFOLIO

Investment Objective and Goals

     The investment objective of the McGlinn Balanced Portfolio is to provide long-term capital growth with a moderate income return.

Principal Investment Strategies

     The McGlinn Portfolio's investment philosophy is conservative and risk averse, built around the concept of capital preservation. The Portfolio's advisor, McGlinn Capital Management, Inc., uses a flexible asset allocation approach that emphasizes the selection of securities that provide sufficient current return to reduce downside risk. Using this approach, the advisor seeks to position the Portfolio to participate in advancing markets while avoiding significant loss of capital in declining markets.

Principal Investment Risks

     The McGlinn Balanced Portfolio is subject to risks associated with investing in stocks and bonds. The value of the Portfolio may go down, which means that you can lose money.

     Equity Securities. One of the principal risks of investing in the Portfolio is that common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. Stock prices may decline over short or even extended periods of time.

     Fixed Income Securities. Market prices of the Portfolio's fixed income securities respond to economic developments, especially changes in interest rates, as well as to changes in, or perceptions of, the creditworthiness of individual issuers. Generally, if interest rates increase, the prices of fixed income securities currently held will decrease. The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities can fall dramatically in response to changes in the issuer's financial health.

     Asset Allocation Risks. In addition, the Portfolio's investment success depends on the skill of McGlinn Capital Management in making asset allocation judgments, and in evaluating, selecting and monitoring the Portfolio's assets. If the advisor's conclusions about economic conditions or individual securities are incorrect, the Portfolio may not perform as anticipated.

Performance of the McGlinn Balanced Income Portfolio

     The tables below show the McGlinn Balanced Portfolio's annual total return since its inception in April 30, 1999. The bar chart shows changes in the Portfolio's returns over time. The second table shows how the Portfolio's average annual returns for certain periods compare with those of an index composed of the Lehman Brothers World Bond Index and the S&P500 with the reported return for this index weighted 50/50. Both tables reflect all expenses of the Portfolio and assume that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. The information may help provide an indication of the Portfolio's risks. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

                       [BAR CHART DATA]*
Time Period                                       Average Return
June 30, 1999 to December 31, 1999                     0.09%
January 1, 2000 to December 31, 2000                   4.73%

The Portfolio's return for the quarter ended December 31, 2000 was 4.29%

Best Quarter              4.29%/4th Quarter 2000
Worst Quarter            (6.11%)/3rd Quarter 1999

                [ACTUAL TOTAL RETURN TABLE DATA]*

                                     1 Year   5 Years   10 Years
McGlinn Balanced Portfolio            4.73%      -          -
Lehman Brothers World Bond
   Index/S&P500 (50%/50% blend)       0.93%      -          -

* Performance results for prior periods are not presented because the fund was managed by a different investment advisor and would not be representative of the performance of the Portfolio under the current investment advisor.

Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the McGlinn Balanced Portfolio.
There are no sales charges or shareholder transaction expenses.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                            0.60%
Distribution (12b-1) Fees*                                 0.25%
Other Expenses                                             0.90%
Total Annual Operating Expenses**                          1.75%

*  The Board of Directors has adopted a Rule 12b-1 Distribution
   Plan for the Portfolio under which up to 0.25% of the Portfolio's average daily net assets can be used to pay for distribution-related expenses. See "Distribution."

** This percentage represents an estimate of the portfolio expenses based on current contractual agreements.

     The following example is intended to help you compare the cost of investing in the McGlinn Balanced Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year            3 years            5 years            10 years
 $175              $552               $967               $2,201

Investment Objectives, Principal Investment Strategies and
Related Risks

In attempting to meet its objective, the McGlinn Balanced Portfolio will invest in a combination of equity, debt, and money market securities. Under normal conditions, the Portfolio will be invested approximately 60% in equities and 40% in fixed income securities. The investment mix may vary from time to time depending on the advisor's view of economic and market conditions. The advisor utilizes a top down approach based on fundamental analysis, to provide a framework for its asset allocation and security selection decisions. This top down approach encompasses an overall analysis of the economy, the markets and the individual market sectors in an attempt to decide which sectors of the market will provide the best investment opportunity. Individual equities are then selected from within those sectors for inclusion in the portfolio.

     The advisor will make asset allocation decisions by attempting to balance the potential for capital appreciation within the equity market with the ability to earn income in the more stable and less volatile fixed income market. In determining the appropriate balance, the advisor will assess the changing nature of the business cycle, including the potential for corporate profitability and changing interest rates, the risk/opportunity inherent in the current valuation of the fixed income and equity markets and the changing political environment as it might impact one market versus the other. For example, improving corporate profitability and an undervalued equity market relative to the fixed income market, may indicate less risk and more opportunity for equity securities and consequently, an above normal allocation to equities versus fixed income securities.

Equity Investments. The equity portion of the Portfolio will generally be invested in the stocks of large and medium size U.S. companies that the advisor believes are undervalued and offer above average potential for capital appreciation. In general, undervalued equities will exhibit valuation parameters such as price/earnings, price/sales and price/book value ratios below normal for the particular security, as well as a long-term record of earnings, dividends and reasonable profitability.
From time to time, the Portfolio will invest in securities that do not pay dividends. The Portfolio will invest primarily in common stocks of U.S. issuers, and may also purchase securities convertible into common stocks, or warrants or rights to purchase common stocks. The Portfolio may invest a small portion of its assets in foreign companies (less than 10%), and normally only invests in foreign companies with global operations whose shares are traded on U.S. exchanges or through depository receipts issued by U.S. banks.

     Fixed Income Investments. The fixed income portion of the Portfolio will normally be invested in U.S. Government securities and corporate bonds. While the Portfolio is authorized to invest in short, intermediate, or long-term fixed income securities, the Portfolio primarily invests in intermediate-term issues, and the average weighted maturity of the Portfolio's fixed income investments is typically in the range of 5 to 7 years.

     The Portfolio generally invests in corporate bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Ratings Group at the time of purchase. The securities in the fixed income portion of the Portfolio are expected to have an average rating of "A," which is the third highest rating by Moody's or S&P. The Portfolio may, however, invest a portion (not to exceed 20% of the fixed-income portion of the Portfolio) of its assets in bonds rated below investment grade, which are known as high yield securities (commonly called "junk bonds"). The Portfolio normally intends to remain substantially fully invested in equity or fixed income securities. The Portfolio will also hold a portion of its assets in high quality money market instruments in order to satisfy redemption requests, or during times when excess cash is generated or when cash is held pending the purchase of suitable investments. Money market instruments include short-term obligations of the U.S. government, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds. The Portfolio also has authority to invest up to 100% of its assets in such short-term money market instruments for temporary defensive purposes in response to extreme or adverse market, economic or other conditions. Under these circumstances, the Portfolio may be unable to pursue its investment objective and instead, will focus on preserving investors' capital.

Investment Advisor

     McGlinn Capital Management, Inc. 850 North Wyomissing Blvd., P.O. Box 6158 Wyomissing, PA 19610-0158 is the investment advisor for the McGlinn Balanced Portfolio. McGlinn Capital Management provides the Portfolio with a continuous investment program and trading department, and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolio's shares.

     McGlinn Capital Management was established in 1971 and currently manages approximately $4 billion in assets for clients such as corporate pension, profit-sharing and 401(k) accounts, multi-employer (union) pension funds, endowment funds, and accounts for foundations, religious organizations and substantial individual investors. The Portfolio pays McGlinn Capital Management a monthly advisory fee at the annual rate of 0.60% of the average daily net assets of the Portfolio.

     The management team responsible for managing the assets of the Portfolio, along with their positions at McGlinn Capital
Management, are as follows:

     Michael J. McGlinn, Chairman and CEO. Mr. McGlinn, age 42, earned his undergraduate business degree from the University of Notre Dame, and his MBA from the New York University Graduate School of Business Administration. Prior to joining the McGlinn Capital Management team in 1980, he was employed by Ernst & Whinney as a Senior Accountant and CPA.

     Jackson D. Breaks, II, President. Mr. Breaks, age 58, holds a BA in English and an MA in English/Philosophy from Purdue University. Before joining the team in March, 1990, he was a Senior Account Executive at Merrill Lynch Capital Markets for seven years. He specialized in bond arbitrage, making regular presentations and publishing numerous articles in this area. Prior to his association with Merrill Lynch, he was employed at First Boston Corporation for 12 years as the co-manager of the Government Securities Department.

     Timothy J. Timura, CFA, Executive Vice President and Chief Investment Officer. Mr. Timura, age 47, earned his BA in Liberal Arts/Economics at Dickinson College and his MBA in Finance from the University of Wisconsin. Tim has served as Senior Manager of Equities for the $35 billion State Teachers Retirement System of Ohio. He has also held various portfolio management positions with Federated Investors, Inc., Pilgrim Baxter & Associates, and Invista Capital Management before joining McGlinn.

     The Penn Street Fund paid an aggregate fee of $17,502 to two different investment advisors for the year ended October 31, 1999. On July 1, 1999, the Penn Street Fund engaged McGlinn Capital Management, Inc. as the investment advisor for the McGlinn Balanced Portfolio. McGlinn Capital Management's advisory fee is .60% of the average daily net assets of the Portfolio. For the period November 1, 1998 to June 24, 1999 the advisor for the McGlinn Balanced Portfolio was Penn Street Advisors. Penn Street Advisors' fee for investment advisory services was .75% of the average daily net assets of the Portfolio.

Financial Highlights McGlinn Balanced Portfolio

     The financial highlights table is intended to help you understand the McGlinn Balanced Portfolio's financial performance for the past year. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that an investor would have earned on an investment in the McGlinn Balanced Portfolio (assuming reinvestment of all dividends and distribution). The information for 1999, 1998 and 1997 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available upon request.


                                             Year Ended     Year Ended     Year Ended
                                           Oct 31, 2000   Oct. 31, 1999   Oct. 31, 1998

PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period        $12.82          $10.89          $11.37
    Net income from investment operations
    Net investment income                       0.23            0.12            0.05
    Net realized and unrealized gain on
      investments and foreign currency
      transactions                              0.49            2.00          (0.41)
  Total from investment operations              0.72            2.12          (0.36)

  Less distributions
  Distributions from net investment income     (0.29)          (0.15)         (0.05)
    Distributions from realized gains              -           (0.04)         (0.07)
    Total distributions                        (0.29)          (0.19)         (0.12)
  Net asset value, end of period              $13.25           12.82          10.89
  TOTAL RETURN                                  5.66%          19.45%         (3.18%)
  RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in thousands)  $1,454           2,770          3,060
    Ratio to average net assets to
    Expenses                                    2.31%           1.90%          1.99%
      Net investment income                     1.66%           1.02%          0.17%
    Portfolio turnover rate                      140%            194%            44%



              Walnut Asset Management Equity Portfolio

Investment Objective and Goals

     The investment objective and goal of the Walnut Asset
Management Equity Portfolio is to provide investors with long term capital appreciation through investment in U.S. equities using primarily a value oriented selection process.

Principal Investment Strategies

     The portfolio will generally be invested in stocks of large and mid-cap U.S. companies ($5 to $500 billion +). The advisor believes that a blended portfolio consisting of primarily value stocks that are selling at a discount to their peer group will offer investors an above average potential for long term capital appreciation.

Principal Investment Risks

     - The Walnut Asset Management Equity Portfolio is subject to risks associated with investing in stock. The value of the Portfolio may go down, which means that you can lose money. Common stock prices are subject to market, economic and business risks that will cause prices to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods of time.

     - There are risks in investing in currently unpopular stocks. The factors causing the stock's unpopularity may continue longer than expected when the Portfolio bought the stock, or they may even get worse. These factors may range from a drop in product or service demand to a major internal business problem. As a result, the stock value may drop or not appreciate as the advisor had expected at the time of purchase of the equity.

Fees and Expenses

     This table describes the fees and expenses that you may pay to buy and hold shares of the Walnut Asset Management Equity
Portfolio. There are no sales charges or shareholder transaction expenses.

Annual Portfolio Operating Expenses (Expenses that are deducted from Portfolio assets)

Management Fees                                            0.50%
Distribution (12b-1) Fees*                                 0.25%
Other Expenses                                             1.00%
Total Operating Expenses**                                 1.75%

     *   The Board of Directors has adopted a Rule 12b-1
         Distribution Plan for the Portfolio under which up to 0.25% of the Portfolio's average daily net assets can be used to pay for distribution-related expenses. See
         "Distribution."

     ** This percentage represents an estimate of the Portfolio expenses based on current contractual agreements.

     The following example is intended to help you compare the costs of investing in the Walnut Asset Management Equity Portfolio with the costs of investing in other mutual funds.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumption the costs would be:

               One Year               Three Years
                 $175                     $552

Investment Objectives, Investment Strategies and Related Risks

     The Walnut investment objective is to provide long-term capital appreciation to investors through a process of selecting stocks that can be purchased at a discount to their peer group. This blended Portfolio consists primarily of value stocks and some select growth stocks. Walnut believes that an investment strategy of selecting stocks which are selling at a discount to their peer group when comparing such factors as price/earnings ratios, price-to-book and dividend yield is the best investment strategy for long term capital appreciation. The Portfolio's advisor, Walnut Asset Management, LLC., uses a rigorous equity selection process which emphasizes value characteristics in order to position the Portfolio to participate in market advances of each selected group. The advisor believes that it's selection process allows it to purchase equities which have reached a price plateau near or at the bottom in the current market climate and strives to avoid significant loss of capital through this selection process. The advisor will include participation in a selection of equities across all market sectors as long as the equity chosen meets the advisor's value selection criteria.

     In attempting to meet its objective, the Walnut Asset Management Equity Portfolio will invest only in domestic equities and occasionally will have a minimal position in U.S. money market securities as necessary to provide for liquidity of the Portfolio. Under normal conditions, the Portfolio will be invested approximately 95% in equities and 5% in money market securities.

     As previously discussed the risk of investing in any portfolio composed of equities is one of a price decline over a near or even an extended period of time. The selection process used by the advisor does not guarantee that although the equities may be underpriced by value selection criteria, that there is any promise of future appreciation in the price of the securities composing the Portfolio.

Investment Advisor

     Walnut Asset Management is private investment advisor with currently $800,000,000 in assets under management. Walnut recently announced the signing of a definitive agreement to be acquired by Phoenix Investment Partners, an investment advisor with a total of approximately $12.5 billion dollars in individual assets under management. Walnut Asset Management, LLC was founded in 1988 to provide investment advisory services to individuals, endowment funds, foundations, pensions, insurance companies and mutual funds. The following members of Walnut Asset Management will be advising the Equity Portfolio:

     Robert N. Phillips, Jr., President and Chief Investment Officer of Walnut Asset Management having joined the firm in 1990. Mr. Phillips brings over 20 years of investment experience to Walnut Asset Management including serving as an Executive Vice President with W.H. Newbold's Son & Company, the second oldest New York Stock Exchange firm. Mr. Phillips has a B.A. in Economics from Indiana University of Pennsylvania.

     Bayard R. Fiechter, Mr. Fiechter is an Executive Vice President with Walnut Asset Management having joined the firm in 1999. He brings over 28 years of varied industry experience including serving as a Vice President, Division Manager of the Trust and Private Banking Department of the Wilmington Trust Company. Mr. Fiechter has a Bachelor's degree in History from Trinity College in Hartford, Connecticut.

     Linell McCurry, Mr. McCurry is an Executive Vice President with Walnut Asset Management having joined the firm in 1990.
Mr. McCurry brings over 22 years of investment experience including having served as a First Vice President and Senior Analyst at Wheat First Butcher and Singer. Mr. McCurry is a member of the Philadelphia Securities Association and has a B.A. in Philosophy from Mills College.

     William G. McKenna, Mr. McKenna is an Executive Vice President with Walnut Asset Management having joined the firm in 1991 bringing over 40 years of investment experience to Walnut. In his prior investment experience Mr. McKenna served as the President and CEO of Provident Capital Management, a subsidiary of PNC Corp. Mr. McKenna is a chartered financial analyst and the former President of both the Philadelphia Securities Association and Financial Analysts of Pennsylvania. He has a B.S. in Business Administration from Temple University.

     James M. Smartt, Executive Vice President of Walnut Asset Management having joined the firm in 1999 with over 30 years of investment experience including serving as a Vice President of Investments for Janney Montgomery Scott, LLC. Mr. Smartt is a member of the Philadelphia Securities Association and has a B.A. in Business Administration from Stetson University.

     Joseph C. Mareci, Mr. Mareci is a Vice President with Walnut having joined the firm in 1996 with over 7 years experience in the investment industry. Mr. Mareci is a member of the Philadelphia Securities Association and the Financial Analysts of Philadelphia. He has a B.S. in Finance from Pennsylvania State University.

Financial Highlights of the Walnut Asset Management Equity
Portfolio

     The Walnut Asset Management Equity Portfolio is a new series of the Penn Street Fund and as yet has no financial information to report.



               Cumberland Taxable Income Portfolio

Investment Objective and Philosophy

     The objective of this Portfolio is to maximize return by using a top-down investment style employing general economic overviews supplemented by input from traditional Wall Street and governmental sources.

Investment Strategies

     The advisor attempts to minimize credit risk and maximize liquidity by generally confining investments in the Portfolio to US Treasury securities, federal agency securities, taxable municipal bonds and equity or debt investments with similar risk and liquidity characteristics.

Principal Investment Risks

     An investment in fixed rate securities is susceptible to a changes in overall interest rates. Typically, when interest rates increase, the value of a currently held fixed income security will decrease. An overall increase in interest rates would normally cause currently held fixed income securities to lose value. Your overall after tax return on an investment in this Portfolio will fluctuate depending on the composition of this Portfolio and your particular tax situation. All of the income distributed from this Portfolio that is derived from an investment in U.S. Treasury securities will be taxed at the Federal level while depending on your state of residence it may not be taxed at the state level. Although this is an income oriented Portfolio, the buying and selling of securities in keeping with our investment philosophy may result in occasional taxable capital gains distributions.

Performance of the Cumberland Taxable Income Portfolio

     The charts and tables below show how the Cumberland Taxable Income Portfolio's annual total return since its inception in February of 2000 and how the Portfolio's average annual returns compare over identical periods of time with the Lehman Government/Corporate Bond Index. Both illustrations reflect all expenses of the Portfolio and assume that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. The information may help provide an indication of the Portfolio's risks. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

                       [BAR CHART DATA]

     This Portfolio of The Penn Street Fund has been in operation for less than one calendar year, therefore there is no bar chart illustration presented.

     The Portfolio's return for the quarter ended December 31, 2000 was 4.61%.

     The Portfolio's best and worst quarter since inception were:

          Best Quarter           4.61%/3rd Qtr 2000
          Worst Quarter          0.25%/4th Qtr 2000

                  [ACTUAL TOTAL RETURN TABLE DATA]
                                    1 Year*   5 Years   10 Years
Cumberland Taxable Income
  Portfolio                          4.87%       -          -
Lehman Government/Corporate
  Bond Index                         5.70%       -          -

* Data represented for one year period represents the return on the Portfolio for the five month period ended December 31, 2000.

Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Cumberland Taxable Income
Portfolio. There are no sales charges or shareholder transaction expenses.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

       Management Fees                            0.38%
       Distribution (12b-1) Fees*                 0.25%
       Other Expenses                             1.12%
       Total Annual Operating Expenses**          1.75%

*   The Board of Directors has adopted a Rule 12b-1 Distribution
    Plan for the Portfolio under which up to 0.25% of the Portfolio's average daily net assets can be used to pay for distribution-related expenses. See "Distribution."

** This percentage represents an estimate of the Portfolio expenses based on current contractual obligations.

     The following example is intended to help you compare the cost of investing in the Cumberland Taxable Income Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year                   3 years
                 $175                      $551

Investment Objectives, Principal Investment Strategies and
Related Risks

     An investment in this Portfolio is best suited for an individual who wants to maximize income while limiting risk, as with all investments you can lose your money. Longer term interest trends are emphasized when investment strategies are developed. The advisor uses proprietary quantitative economic and yield curve models to develop interest rate outlooks. These models allow the advisor to analyze and project the possible effects of interest rate changes on the value of securities in the Portfolio and assist the advisor in making decisions on changes to the Portfolio. The advisor believes that a continuous and rigorous analysis of overall economic and market trends is essential to maximizing return. The advisor to this Portfolio utilizes independent analytical services when necessary to enhance its decision making process. Security choices will depend on economic and interest rate expectations in the overall market. Additionally, the advisor will purchase securities of differing maturities in response to indicators of a near term interest rate increase or decrease. Generally, securities with shorter duration and higher coupon rates will be sought if the advisor's research and analysis indicates a potential increase in interest rates.



Investment Advisor

     The Portfolio is managed by a team from Cumberland Advisors Inc., a personal service, money management firm headquartered in New Jersey with clients in 26 states and in several foreign countries. It was originally founded by Sheldon Goldberg and David Kotok in 1973. As a result of a merger in early 1998, Cumberland is now an independently incorporated subsidiary of Ryan Beck and Co. On July 1, 1998, Ryan Beck and Co. became a part of BankAtlantic Bancorp, the largest independent banking organization headquartered in Florida. The members of the Cumberland team are as follows:

     David R Kotok is President and Chief Investment Officer of Cumberland Advisors, Inc. Mr. Kotok is a Wharton School graduate, who co-founded the firm in 1973. His articles and economic analyses have appeared in such general publications as The New York Times and The Wall Street Journal and financial publications like the Journal of Accountancy, The Bond Buyer, and The Wall Street Transcript. Mr. Kotok is a Commissioner of the Delaware River Port Authority and has served as a board member of the New Jersey Economic Development Authority and as Chairman of The NJ Casino Reinvestment Development Authority.
He also served on the Treasury Transition Teams for New Jersey Governors Kean and Whitman. Active in community affairs, Kotok co-chaired the Liberty Park Monument Committee and served on the Executive Committee of the National Conference on Soviet Jewry. He is a past Co-Chair of the New Jersey-Israel Commission and has held various leadership positions with the United Jewish Appeal, the American-Israel Public Affairs Committee, and other communal organizations.

     Sheldon E. "Shep" Goldberg is a founding partner, Portfolio Manager and Consultant of Cumberland Advisors, Inc. He is also President of Cumberland Brokerage Corporation. Mr. Goldberg graduated from Rowan University (Glassboro State). Prior to establishing Cumberland Advisors in 1973, Mr. Goldberg was a Vice President of Bache and Co., predecessor of Prudential Securities, having managed offices in New Jersey, Pennsylvania, and New York City. Mr. Goldberg is Chairman of Matterhorn Asset Management Co. and served on the Advisory Board of the Small Funds Committee of the No-Load Mutual Fund Association. He is a member of the Executive Committee of the First Republic Bank Board of Directors, a Philadelphia banking institution.
Goldberg is also Chairman of National CD Sales Corporation, a jumbo certificate of deposit sales company.

     Lawrence W. Cohn became affiliated with Cumberland Advisors as a Portfolio Manager in 1998. He has followed the banking industry for 28 years. Before joining Ryan Beck & Co. as Director of Research, he was the Senior Banking Analyst at Paine Webber. Prior to joining Paine Webber he was a Managing Director at Chase Manhattan Bank, N.A. providing investment banking services to commercial banks. Before joining Chase, he was Senior Banking Analyst at Drexel Burnham Lambert, Merrill Lynch and Dean Witter Reynolds. He is a Chartered Financial Analyst and has been a member of both the New York Society of Securities Analysts and the Bank and Financial Analysts Association for the last 20 years. Mr. Cohn holds a BA from the University of Rochester and an MBA from the University of Chicago.

     William Stockton joined Cumberland Advisors as a Portfolio Manager in 1998. He is General Partner of Tinicum Partners, a private investment partnership founded in 1996. Prior to entering the financial services industry, Stockton spent three decades as a journalist, including 17 years in a succession of senior positions at The New York Times. Stockton's posts at the New York Times included Business and Financial Editor, directing coverage of business, finance and economics. He also served the Times as Science Editor, Director of Polling, and Mexico City Bureau Chief. Stockton holds a bachelor's degree in chemistry from the New Mexico Institute of Mining and Technology and was a Nieman Fellow in Journalism at Harvard University.

     Matthew L. Forester is a Research Associate and Portfolio Manager for Cumberland. Mr. Forester graduated from the Wharton School of Finance at the University of Pennsylvania with a degree in finance and political science. Mr. Forester joined Cumberland Advisors in 1989.

     Cumberland Advisors' advisory fee is .38% of the net asset value of the Portfolio.



Financial Highlights of the Cumberland Taxable Income Portfolio

                                                  For the Period
                                                 August 30, 2000
                                                     Through
                                                October 31, 2000
 PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period               $12.00
    Net income from investment operations
    Net investment income                              0.09
    Net realized and unrealized gain on
      investments and foreign currency
      transactions                                     0.08

  Total from investment operations                     0.17

  Less distributions
  Distributions from net investment income            (0.07)
    Distributions from realized gains                     -
    Total distributions                               (0.07)
  Net asset value, end of period                     $12.10
  TOTAL RETURN                                         1.42%
  RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in thousands)           $569
    Ratio of expenses to average net assets            1.64%
     Net investment income                             3.65%
    Portfolio turnover rate                               0%



               Baldwin Large Cap Growth Portfolio

Investment Objective and Goals

     The investment objective and goal of the Baldwin Large Cap
Growth Portfolio is to provide long-term capital appreciation.

Principal Investment Strategies

     The Portfolio will generally be invested in the stocks of large capitalization (i.e. $2.5 billion +) U.S. and foreign companies that the advisor believes are undervalued and offer above average potential for capital appreciation. In general, undervalued equities will exhibit valuation parameters such as superior price and earnings growth patterns with a lesser but significant focus on price-earnings and price to sales attributes. The Portfolio will invest in securities that do not pay dividends from time to time.

Principal Investment Risks

     The Baldwin Large Cap Growth Portfolio is subject to risks associated with investing in stocks. The value of the Portfolio may go down, which means that you can lose money. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. Further, foreign securities prices will be affected by changes in currency values. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

Performance of the Baldwin Large Cap Growth Portfolio

     The charts and tables below show how the Baldwin Large Cap Growth Portfolio's annual total return since its inception in February of 2000 and how the Portfolio's average annual returns compare over identical periods of time with the S&P 500 Index. Both illustrations reflect all expenses of the Portfolio and assume that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. The information may help provide an indication of the Portfolio's risks. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

                       [BAR CHART DATA]

     This Portfolio of The Penn Street Fund has been in operation for less than one calendar year, therefore there is no bar chart illustration presented.

     The Portfolio's return for the quarter ended December 31, 2000 was 1.06%.

     The Portfolio's best and worst quarter since inception were:

         Best Quarter          1.06%/4th Quarter 2000
         Worst Quarter         0.33%/3rd Quarter 2000

                 [ACTUAL TOTAL RETURN TABLE DATA]

                                    1 Year*   5 Years   10 Years
Baldwin Large Cap Growth
  Portfolio                          1.40%       -          -
S&P 500 Index                      (11.81%)      -          -

* Data represented for one year period represents the return on the Portfolio for the five month period ended December 31, 2000.

Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Baldwin Large Cap Growth
Portfolio. There are no sales charges or shareholder transaction expenses.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

        Management Fees                          0.60%
        Distribution (12b-1) Fees*               0.25%
        Other Expenses                           0.90%
        Total Annual Operating Expenses**        1.75%

*   The Board of Directors has adopted a Rule 12b-1 Distribution
    Plan for the Portfolio under which up to 0.25% of the Portfolio's average daily net assets can be used to pay for distribution-related expenses. See "Distribution."

** This percentage represents an estimate of the Portfolio expenses based on current contractual agreements.

     The following example is intended to help you compare the cost of investing in the Baldwin Large Cap Growth Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year                 3 years
                  $175                    $552

Investment Objectives, Principal Investment Strategies and
Related Risks

     The Baldwin investment philosophy is conservative, but not risk averse. Baldwin believes in taking appropriate risks in order to achieve client objectives. The portfolio's advisor, Baldwin Investment Management, LLC., uses a rigorous asset selection methodology that emphasizes the selection of securities to position the Portfolio to participate in advancing markets while avoiding significant loss of capital in declining markets.

     In attempting to meet its objective, the Baldwin Large Cap Growth Portfolio will invest in domestic and international equities (as represented by American Depository Receipts - i.e.
ADRs) and U.S. money market securities. Under normal conditions, the portfolio will be invested approximately 95% in equities and 5% in money market securities. The advisor utilizes a top down approach based on quantitative, fundamental and technical analyses, to provide a framework for its security selection decisions.

Investment Advisor

     Baldwin Investment Management is a new, private and independently owned firm created to serve families, foundations and non-profit institutions as investment advisors, family office specialists, and insurance counselors. The following members of Baldwin Investment Management will be advising the Large Cap Growth Portfolio:

     David Buten, Managing Director, is a Portfolio Manager and Director of Marketing of Baldwin Investment Management. David came to Baldwin from Prudential Securities, where he was a 1st Vice President and a Prudential Securities Portfolio Manager.
He is a graduate of the Wharton School of the University of Pennsylvania and has been in the investment business except for a twelve year period as the director of a museum specializing in Wedgwood Ceramics.

     Peter H. Havens, Chairman, founded Baldwin Management, LLC in 1999 after serving as a member of the Board of Directors and Executive Vice President of The Bryn Mawr Trust Company. Previously he organized and operated the family office of Kewanee Enterprises. Peter received his B. A. from Harvard College and his M. B. A. from Columbia Business School.

     Susan Berry Kohlhas, Managing Director, is Director of Research and a Portfolio Manager of Baldwin Investment Management. She came to Baldwin from Investment Counselors of Bryn Mawr where she held similar positions. She has 18 years of experience in the financial services industry. Susan attended The College of William and Mary and the University of Delaware, earning a B.A. in Economics and History, Summa Cum Laude and Phi Beta Kappa.

     Cathy Berry Sutton, Managing Director, is a Portfolio Manager of Baldwin Investment Management. With fourteen years of experience in the financial world, she joined Baldwin from Prudential Securities where she was a Vice President. Cathy received her B.A. from David & Elkins College. She is a member of IMCA.

     Betty K. Taylor, Managing Director, is Portfolio Manager of Baldwin Investment Management. She served in a similar position at Investment Counselors of Bryn Mawr after thirty-three years with Brown Brothers Harriman & Company. She graduated from Temple University, Summa Cum Laude. Betty is a member of the Financial Analysts of Philadelphia, The Philadelphia Securities Association and the Philadelphia Estate Planning Council.

     Baldwin Investment Management is paid an advisory fee of .60% of the net assets of the Portfolio.

Financial Highlights of the Baldwin Large Cap Growth Portfolio

                                                  For the Period
                                                 August 30, 2000
                                                     Through
                                                October 31, 2000
 PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period              $12.00
    Net income from investment operations
    Net investment income                             0.08
    Net realized and unrealized gain on
      investments and foreign currency
      transactions                                       -

  Total from investment operations                    0.08

  Less distributions
  Distributions from net investment income           (0.05)
    Distributions from realized gains
    Total distributions                              (0.05)
  Net asset value, end of period                    $12.03
  TOTAL RETURN                                        0.68%
  RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in thousands)          $461
    Ratio to average net assets to
    Expenses                                          1.63%
      Net investment income                           3.72%
    Portfolio turnover rate                              0%



        Penn Street Advisors Sector Rotational Portfolio

Investment Objective and Goals

     The investment objective of the Penn Street Advisors Sector
Rotational Portfolio is to provide long term capital appreciation.

Principal Investment Strategies

     In attempting to meet its objective, the Penn Street
Advisors Sector Rotational Portfolio will only invest in a combination of equity securities, cash and money markets or cash equivalent products.

     The advisor will make sector selections based on the nature of the changing business cycle and market sector momentum. This portfolio will not be diversified due to its objective of concentrating its investments in specific sectors of the market experiencing the most potential for growth. This will result in the portfolio shifting its emphasis among a varying number of sectors at any given time.

Principal Investment Risks

     This Portfolio will not seek diversification among sectors of the market, therefore the Portfolio may experience a high degree of volatility. Additionally, within each sector, investment in the securities of companies within that sector will be limited. This will add an additional element of non-diversification and could effect the volatility of the Portfolio. This Portfolio could be subject to significant losses if, due to changing market conditions, the Portfolio must rapidly shift the individual sector focus. There may also be a significant effect on the amount of capital gains incurred if a Portfolio turnover is required due to a rapid shift in sectors. This Portfolio is subject to the dual risk of attempting to select the appropriate sectors and the appropriate equities within a sector.

Performance of the Penn Street Advisors Sector Rotational
Portfolio

     The charts and tables below show how the Penn Street Advisors Sector Rotational Portfolio's annual total return since its inception in February of 2000 and how the Portfolio's average annual returns compare over identical periods of time with the Russell 1000 Index. Both illustrations reflect all expenses of the Portfolio and assume that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. The information may help provide an indication of the Portfolio's risks. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

                       [BAR CHART DATA]

     This Portfolio of The Penn Street Fund has been in operation for less than one calendar year, therefore there is no bar chart illustration presented.

     The Portfolio's return for the quarter ended December 31, 2000 was 3.27%.

     The Portfolio's best and worst quarter since inception were:

         Best Quarter           3.27%/4th Quarter 2000
         Worst Quarter         (0.59%)/3rd Quarter 2000

                  [ACTUAL TOTAL RETURN TABLE DATA]

                                    1 Year*   5 Years   10 Years
Penn Street Advisors Sector
  Rotational Portfolio               2.67%       -          -
Russell 1000 Index                 (12.41%)      -          -

* Data represented for one year period represents the return on the Portfolio for the four month period ended December 31, 2000.

Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Penn Street Advisors Sector
Rotational Portfolio. There are no sales charges or shareholder transaction expenses.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                            0.60%
Distribution (12b-1) Fees*                                 0.25%
Other Expenses                                             0.90%
Total Annual Fund Operating Expenses**                     1.75%

*   The Board of Directors has adopted a Rule 12b-1 Distribution
    Plan for the Portfolio under which up to 0.25% of the Portfolio's average daily net assets can be used to pay for distribution-related expenses. See "Distribution."

** This percentage represents an estimate of the Portfolio expenses based on current contractual agreements.

Example

     The following Example is intended to help you compare the cost of investing in the Penn Street Advisors Sector Rotational Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 year                 3 years
                  $175                    $552

Investment Objectives, Principal Investment Strategies and
Related Risks

     The Penn Street Advisors Sector Rotational Portfolio investment philosophy is aggressive and assumes a higher risk in an attempt to maximize return. This portfolio emphasizes the selection of securities rated as the top performers in each sector of the market selected for emphasis by the portfolio advisor. This portfolio concentrates first on determining the sectors of the market with the greatest growth potential and secondly on the selection of securities in each sector based on capitalization, earnings and dividend growth.

Investment Advisor

     Penn Street Advisors, Inc., 30 Valley Stream Parkway, Great Valley Corporate Center, Malvern, PA 19355 is the investment advisor for the Penn Street Advisors Sector Rotational Portfolio. Penn Street provides the Portfolio with a continuous investment program, and trading department, and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of a Portfolio's shares.

     East Coast Consultants, Inc. is affiliated with the Penn
Street Fund.  Louis J. Sozio, President and sole shareholder of
East Coast, is also an officer of Penn Street Funds.

     The Penn Street Portfolio management team responsible for managing the assets of the Penn Street Advisors Sector
Rotational Portfolio are as follows:

     Douglas J. Roman - Vice President and Chief Investment Officer of Penn Street Advisors, Inc. Mr. Roman joined Penn Street in May 2000. He is responsible for portfolio management and investment analysis. Prior to joining Penn Street, Mr. Roman was Senior Investment Analyst for The Vanguard Group's Asset Management and Trust Services Division, where he was responsible for development of investment methodology, market commentary, as well as individual security review. Prior to Vanguard, Mr. Roman was Vice President, Research for Rittenhouse Financial Services, and Portfolio Manager for CoreStates Investment Advisors. Mr. Roman has a B.S. in Finance from Drexel University. Mr. Roman also holds the Chartered Financial Analyst designation and is a member of the Financial Analysts of Philadelphia, the Philadelphia Securities Association, and the National Association of Business Economists.

     Michael Mara, Jr - Managing Director at Millennium Bank, President of Penn Street Advisors, Inc, a wholly owned subsidiary of Millennium Bank providing investment management services and President of The Penn Street Fund. Mr. Mara is responsible for the Wealth Management, Financial Planning, Investment Management and Mutual Fund Groups. He also serves as chairman of Millennium Bank's Trust Investment Committee.
Mr. Mara has 15 years experience in the financial services industry with various financial services firms including Vanguard and Merrill Lynch. Mr. Mara holds an MBA from the American University in Washington, D.C. and a bachelors degree from Emerson College in Boston. Mr. Mara is a member of the Chester County and Philadelphia Estate Planning Councils, and the American Bankers Association.

     For its services, the Penn Street Advisors Sector Rotational Portfolio pays Penn Street Advisors a fee at the annual rate of 0.60% of the Portfolio's average net assets. Until January 14, 1998, the name of Penn Street Advisors was Strategic Investment Services, Inc. Penn Street Advisors is a wholly owned subsidiary of Millennium Bank, a full service bank, providing banking and trust services.

Financial Highlights of the Penn Street Advisors Sector
Rotational Portfolio

                                                  For the Period
                                                 August 30, 2000
                                                     Through
                                                October 31, 2000
 PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period               $12.00
    Net income from investment operations
    Net investment income                             (0.01)
    Net realized and unrealized gain on
      investments and foreign currency
      transactions                                     0.26

  Total from investment operations                     0.25

  Less distributions
  Distributions from net investment income                -
   Distributions from realized gains                      -
    Total distributions                                0.00
  Net asset value, end of period                     $12.25
  TOTAL RETURN
  RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in thousands)         $1,695
    Ratio to average net assets to
    Expenses                                           1.65%
      Net investment income                           (0.36%)
    Portfolio turnover rate                              41%

DISTRIBUTION

     East Coast Consultants, Inc. (the "Distributor") serves as distributor of the Penn Street Fund's shares pursuant to an agreement which provides that the Distributor will use its best efforts to promote the sale and retention of Penn Street Fund shares. Under the Penn Street Fund's Rule 12b-1 Plan, each Portfolio is authorized to pay annual distribution expenses up to 0.25% of average daily net assets. The Distributor elected to waive any 12b-1 fees during the past fiscal year. Because 12b-1 fees are paid on an ongoing basis, shareholders could indirectly pay more expenses over the long term than if they had paid other types of sales charges.

HOW TO PURCHASE SHARES

Purchase Price:

     You pay no sales charges to invest in the Penn Street Fund. The price for shares of any Portfolio of the Penn Street Fund is the net asset value per share ("NAV") of the Portfolio, which is calculated at the close of the New York Stock Exchange ("NYSE") each day that the exchange is open for trading. All orders are priced at the next NAV calculated after the order is received in proper form by the Penn Street Fund. The Penn Street Fund's investments are valued based on market value, or where no quotations are readily available, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. If the Penn Street Fund holds securities listed primarily on a foreign exchange that trades on days when the Penn Street Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Minimum Purchases:

     An initial purchase must be in the amount of at least
$25,000, which can be invested in any Portfolio.  The Penn
Street Fund, in its discretion, is authorized to waive the minimum initial purchase requirement.

     There is no minimum purchase requirement for subsequent investments. Shares may be purchased in conjunction with an Individual Retirement Account (IRA). This will require additional forms to be completed which are available from the Distributor. Shareholders interested in this option need to give careful consideration to the tax implications and the restrictions that apply. Interested investors should consult with their tax advisor before investing.

Calculating the Price of Portfolio Shares NAV:

     The total market value of the Portfolio's investments and other assets, less any expenses and liabilities, is divided by the number of outstanding shares of the Portfolio.

HOW TO EXCHANGE SHARES

     Shares of each Portfolio may be exchanged for shares of any other Portfolio, at the relative NAV of the shares, without payment of a fee. Exchanges may be made only for shares of a Portfolio which, at the time of exchange, may be legally sold in the shareholder's state of residence. For federal income tax purposes, an exchange of shares is treated as if you had redeemed shares of one Portfolio and reinvested the proceeds in shares of the other Portfolio. For information on how to exchange your shares, please contact the Penn Street Fund.

HOW TO REDEEM (SELL) SHARES

     You may redeem shares of a Portfolio, without charge, on any day when the NYSE is open. The sale price will be the next NAV calculated after your order is received in proper form by the Penn Street Fund. Redemption proceeds will ordinarily be sent on the next business day, but, in any event, they will be sent no later than seven calendar days following the receipt of a redemption request in proper form.

Wire Redemption:

     Payment may also be made directly to any bank previously designated by the shareholder in his or her Account Registration Form. The Penn Street Fund makes no charge for redemptions by wire, however, your bank may impose a fee for wire services.

Check Redemption:

     The Penn Street Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not send the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.

Proper Form:

     Written redemption request must include the following:

     1.  Shareholder's account number and name.

     2. Amount of transaction (specified either in dollar or shares).

     3. The signatures of all owners exactly as they are registered.

     4. Other supporting legal documentation that might be required in the case of estates, corporations, trusts, and certain other accounts.

     5.  Telephone confirmation, if required.

GENERAL POLICIES

     The Penn Street Fund reserves the right to:

     -  refuse any exchange request in excess of 1% of the Penn
        Street Fund's total assets;

     - change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions;

     - delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); or

     - make a "redemption in kind" - payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect Penn Street Fund operations, or if the redemption would otherwise disrupt the Penn Street Fund (i.e., if the amount represents more than 1% of the Penn Street Fund's assets).

DIVIDENDS, DISTRIBUTIONS, AND TAXES

     Each Portfolio pays shareholders' dividends from its net investment income, and distributes any realized capital gains. Dividends from investment income will be paid quarterly. Any distribution of realized capital gains will be paid annually.

     Dividends and distributions are automatically reinvested in additional shares of the Portfolio unless the shareholder has notified the Administrator, in writing, of an election to receive dividends and/or distributions in cash. Dividends are reinvested on the ex-dividend date, at the NAV of the shares, determined as of the close of the NYSE on that date.

     Dividends (including short-term capital gains) are treated as ordinary income and distributions are treated as long-term capital gains for U.S. federal tax purposes, whether received in cash or reinvested in additional shares, and regardless of the length of time the Portfolio's shares have been held.

     Dividends and distributions paid on shares purchased shortly before the record date for dividend or distribution will have the economic effect of a return of capital, even though such dividends and distributions are subject to taxes.
Dividends and distributions may also be subject to state and local taxes. The Penn Street Fund will notify shareholders each year of the amount of dividends and any distributed long-term capital gains.

TO OPEN AN ACCOUNT

     Initial purchase of at least $25,000.

     For initial accounts: Complete an Application and return to:

          Penn Street Advisors, Inc.
          30 Valley Stream Parkway
          Great Valley Corporate Center
          Malvern, PA  19355

*  For an IRA include the tax year of contribution

Payment by Check:

     Checks should be made out to the appropriate Portfolio:

     McGlinn Balanced Portfolio, Walnut Asset Management Equity
Portfolio, Cumberland Taxable Income Portfolio, Baldwin Large
Cap Growth Portfolio or the Penn Street Advisors Sector
Rotational Portfolio, and mailed to:

          Union Bank of California Global Custody
          475 Sansome Street, 15th Floor
          San Francisco, CA 94111
          Attn.:  Carrie Guest

*  Separate checks are required if investing in multiple
   Portfolios. For an IRA include the tax year of contribution.

Payment by Wire:

     Must notify Transfer Agent by calling:

          610-578-9944 to obtain an account number and to provide your federal tax identification number.

*  For an IRA include the tax year of contribution.

     Must have bank wire transmitted to:

          Union Bank of California ABA #1220-0049-6 for credit to Union Bank of California Global Custody Account #09599196431 then to A/C #01643 McGlinn Balanced Portfolio or A/C #01644 Walnut Asset Management Equity Portfolio or A/C #01946 Cumberland Taxable Income Portfolio or A/C #01944 Baldwin Large Cap Growth Portfolio or A/C 01945 The Penn Street Advisors Sector Rotational Fund.

TO ADD TO AN ACCOUNT

     No minimum purchase for subsequent investments. You must notify the Transfer Agent in writing, stating account number and investment amount.

Send to:

          Penn Street Advisors, Inc.
          30 Valley Stream Parkway
          Great Valley Corporate Center
          Malvern, PA  19355

*  For an IRA include the tax year of contribution

Mail checks to:

          Union Bank of California Global Custody
          475 Sansome Street, 15th Floor
          San Francisco, CA 94111
          Attn.:  Carrie Guest

     Make sure you write which portfolio it is for: (i) McGlinn
Balanced Portfolio; (ii) Walnut Asset Management Equity
Portfolio; (iii) Cumberland Taxable Income Portfolio; (iv)
Baldwin Large Cap Growth Portfolio or (v) Penn Street Advisors
Sector Rotational Portfolio.

*  Separate checks are required if investing in any Portfolios.
   For an IRA include the tax year of contribution.

By Wire:

     Must notify the Transfer Agent by calling:

          610-578-9944 and must provide them with account #, investment amount and portfolio in which you wish to invest.

*  For an IRA include the tax year of contribution.

Must have bank wire transmitted to:

     Union Bank of California ABA #1220-0049-6 for credit to Union Bank of California Global Custody Account #09599196431 then to A/C #01643 McGlinn Balanced Portfolio or A/C #01644 Walnut Asset Management Portfolio or A/C #01946 Cumberland Taxable Income Portfolio or A/C #01944 Baldwin Large Cap Growth Portfolio or A/C 01945 The Penn Street Advisors Sector Rotational Fund.

REDEMPTION OF SHARES

By mail:

     Write a letter of instruction that includes:

     -  Shareholder's account number and Portfolio name.

     - Amount of the transaction (specified in dollars or shares).

     -  Signatures of all owners exactly as they are registered.

How and where to send the proceeds.

Mail your request to:

          Penn Street Advisors, Inc.
          30 Valley Stream Parkway
          Great Valley Corporate Center
          Malvern, PA  19355

By phone:

     Call us to request your transaction at 1-610-587-9944. You may be asked to provide proof of identification, as provided in your original application. You can request that proceeds be wired or sent by check.

By Wire:

     Be sure the Penn Street Fund has your bank account information on file. Proceeds will be wired to your bank.

By Check:

     A check will be sent to the address of record.

          THE PENN STREET FUND, INC.
          McGLINN BALANCED PORTFOLIO
          WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
          CUMBERLAND TAXABLE INCOME PORTFOLIO
          BALDWIN LARGE CAP GROWTH PORTFOLIO
          PENN STREET ADVISORS SECTOR ROTATIONAL PORTFOLIO

     More information on The Penn Street Fund is available free upon request, including the following:

Annual/Semi-Annual Report

     These reports include a discussion of recent market conditions and portfolio strategies, financial statements, detail the Penn Street Fund's performance information, list portfolio holdings, and include the auditor's report (in annual report only).

Statement of Additional Information (SAI)

     The SAI provides more details about the Penn Street Fund and its policies and is incorporated by reference into this prospectus (and is legally considered to be part of this prospectus).

     You may review and copy the SAI and other information about the Penn Street Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC or by visiting the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-6009. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room.

     To obtain information:

          By telephone, call collect:  610-578-9944

     By mail, write to:

          Penn Street Advisors, Inc.
          30 Valley Stream Parkway
          Great Valley Corporate Center
          Malvern, PA 19355

     By e-mail:  pennstreet@millenniumbanking.com



               STATEMENT OF ADDITIONAL INFORMATION

                   THE PENN STREET FUND, INC.
                 The McGlinn Balanced Portfolio
          The Walnut Asset Management Equity Portfolio
             The Cumberland Taxable Income Portfolio
              The Baldwin Large Cap Growth Portfolio
      The Penn Street Advisors Sector Rotational Portfolio

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus for The Penn Street Fund, Inc. (the "Fund"). The audited financial statements of the Fund for its fiscal year ended October 31, 2000 as set forth in the Fund's Annual Report to Shareholders, and the report therein of Briggs, Bunting & Dougherty independent accountants, also appearing therein are incorporated herein by reference. The Prospectus and Annual Report are available without charge from East Coast Consultants, Inc., the Distributor of the Fund, at 30 Valley Stream Parkway, Great Valley Corporate Center, Malvern, PA, Telephone No. 610-578-9944.

     The date of this Statement of Additional Information, and the prospectus to which it relates, is February 18, 2000.

TABLE OF CONTENTS

                                                            Page

General Information
Investment Objectives and Policies
Fundamental Policies - All Portfolios
Operating Policies - All Portfolios
Additional Investment Policies - Walnut Asset Management
  Equity Portfolio
Fixed Income Securities - Global Income Portfolio
Fixed Income Securities - McGlinn Balanced Portfolio
Options - All Portfolios
Futures Contracts - All Portfolios
Lending Portfolio Securities - All Portfolios
Repurchase Agreements - All Portfolios
Foreign Currency Transactions - All Portfolios
Investment Performance
Management of the Fund
Investment Management Services
Sale of Fund Shares
Distribution
Tax Status
Principal Shareholders

GENERAL INFORMATION

     The Fund is an open-end, diversified management investment company that was organized as a corporation in the State of Maryland on July 6, 1995, but did not issue any shares until November 8, 1995. The Fund is currently authorized to issue one billion (1,000,000,000) shares of common stock, par value $0.01, and may issue such shares in multiple series and classes. The Fund currently issues shares in four diversified series and one non-diversified series (portfolios): the McGlinn Balanced Portfolio, the Walnut Asset Management Equity Portfolio, the Cumberland Taxable Income Portfolio, the Baldwin Large Cap Growth Portfolio and the Penn Street Advisors Sector Rotational Portfolio (individually a "Portfolio" and collectively the "Portfolios"). Each series represents interests in a separate portfolio of securities, and all shares of a series have identical voting powers, preferences, restrictions and other terms. The Fund is registered under the Investment Company Act of 1940. Until January 14, 1998, the name of the Fund was S.I.S. Mercator Fund, Inc.

INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion of the Portfolios' investment objectives, strategies and risks. The "Fundamental Policies" of the Portfolios are described below and may not be changed without the approval of the lesser of: a vote of the holders of a majority of the outstanding shares of the Portfolio or, 67% of the shares represented at a meeting of shareholders of the Portfolio at which the holders of at least 50% or of the shares are represented.

              FUNDAMENTAL POLICIES - ALL PORTFOLIOS

     As a matter of fundamental policy, each Portfolio will not:

(1) borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including redemption of its shares, and then only in amounts not exceeding 33 1/3% of its total assets, valued at market. The Portfolios also may acquire futures contracts and options thereon as set forth in (2) below;

(2) purchase or sell commodities or commodity contracts; except that the Portfolios may (i) enter into financial (including currency) futures contracts and options thereon on an initial and variation margin basis;

(3) purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

(4) make loans, although a Portfolio may enter into repurchase agreements and lend its portfolio securities;

(5) as to 75% of its total assets, purchase the securities of an issuer if as a result: (a) more than 5% of the value of the Portfolio's assets would be invested in the securities of that issuer or (b) it would own more than 10% of the voting securities of that issuer;*

(6) purchase or sell real estate although it may purchase securities secured by real estate or representing interests therein;

(7)  issue senior securities;

(8) underwrite securities issued by other persons, except to the extent that a Portfolio or the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1993 in connection with the purchase and sale of securities in the ordinary course of pursuing its investment program.

*  Not applicable to the Penn Street Advisors Sector Rotational
   Portfolio.

              OPERATING POLICIES - ALL PORTFOLIOS

     The following operating policies have been established by the Board of Directors. A Portfolio will not:

(1) invest in companies for the purpose of exercising management or control;

(2) purchase a security if, as a result of such purchase, more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days;

(3) purchase securities of any investment company, except in compliance with the Investment Company Act of 1940; or

(4)  sell securities short.

     Operating policies are established, and may be changed, by the Board of Directors without approval of shareholders.

                ADDITIONAL INVESTMENT POLICIES

  FIXED INCOME SECURITIES - CUMBERLAND TAXABLE INCOME PORTFOLIO

     The Cumberland Taxable Income Portfolio may invest in fixed-income securities of the types described below, having intermediate and long maturities. Ratings are determined at the time of purchase and the Portfolio is not obligated to sell securities in the event of a subsequent rating reduction.

     The Global Income Portfolio may invest in debt securities issued by the U.S. Treasury, including bills, notes and bonds, U.S. Government Agency Obligations issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, debt securities issued by foreign governments and supranational organizations, such as the European Coal and Steel Community, the European Economic Community and the World Bank rated at least AA by S&P or a comparable rating by Moody's. In addition, the Portfolio may invest in U.S. and foreign corporate debt securities, including banks (e.g., bonds and debentures) which are rated at least Baa by Moody's or BBB by S&P or, if unrated, when the advisor determines that they are of comparable quality to similar issues of the same issuer rated at least BBB or Baa. However, the Fund will not invest more than 10% of its assets below a Baa rating. The Portfolio may also invest in debt securities issued, or guaranteed, by governments if they are rated at least Ba by Moody's or BB by S&P and the Advisor considers the risk/return to be acceptable. Debt securities rated Ba or BB may have some speculative characteristics.

                    FIXED INCOME SECURITIES
                   MCGLINN BALANCED PORTFOLIO

     The McGlinn Balanced Portfolio may invest in short, intermediate, or long-term fixed-income securities. The Portfolio primarily invests in intermediate-term issues with an average weighted maturity in the range of 5 to 7 years. A fixed-income security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

     Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The ability of the Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

     Fixed-income securities in which the Portfolio may invest include, but are not limited to: U.S. Government obligations, including bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities. The Portfolio may also invest in U.S. Government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.

     The Portfolio generally invests in corporate bonds that have bond ratings in the top four investment grades. These grades are Aaa, Aa, A and Baa (in Moody's ratings) and AAA, AA, A and BBB (in S&P's ratings). The securities in the fixed-income portion of the Portfolio are expected to have an average rating of "A," which is the third highest rating by Moody's or S&P. The Portfolio will not purchase more than 20% of its fixed-income securities in an investment grade below a Baa (in Moody) or a BB (in S&P) rating. A debt security may cease to be rated, or its rating may be reduced, but the Portfolio will not be required to sell a security if its rating is reduced subsequent to the Portfolio's purchase.

     The Portfolio may invest a portion (not to exceed 20% of the fixed-income portion of the Portfolio) of its assets in bonds rated below investment grade, which are known as high-yield securities (commonly called "junk bonds"). The Portfolio's investments in high-yield securities expose it to a substantial degree of credit risk. Prices of high-yield securities can rise or fall dramatically in response to changes in the issuer's financial health. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

     Because investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of issue and principal by the issue than higher-quality investments. The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations, and therefore increase their risk of default.

     For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress.
During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Portfolio may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing its portfolio holdings. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

                             OPTIONS
                          All Portfolios

     Writing Listed Covered Call Options. The Portfolios may write (sell) listed (exchange traded) covered call options and purchase listed options to close out options previously written. In writing covered call options, a Portfolio would expect to generate premium income, which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the optioned security or currency. Covered call options will generally be written on securities or currencies which, in the Advisor's opinion, are not expected to experience any major price increases in the near future but which, over the long term, are deemed to be attractive investments.

     A call option gives the buyer the right to purchase a security or currency at a specified price (the exercise price), at expiration of the option (European options) or at any time until the expiration date of the option (American options). As long as the obligation of the writer of a call option continues, the buyer may require the seller to deliver the underlying security or currency against payment of the exercise price.
This obligation terminates upon the expiration of the option, or such earlier time when the writer effects a closing transaction by purchasing an identical option. To secure the obligation to deliver the underlying security or currency, the option seller must deposit in escrow the underlying security or currency or other assets in accordance with the rules of the clearing corporation. The Portfolio will sell covered call options, only. This means that the Portfolio will own the security or currency subject to the option, or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the option it has sold, or will establish and maintain with its custodian for the term of the option, a segregated account consisting of cash, U.S. government securities or other liquid, high-grade debt obligations having a value equal to the market value of the optioned securities or currencies, and marked to market daily.
A Portfolio will not write a covered call option if, as a result, the aggregate market value of all optioned portfolio securities or currencies and put option obligations exceeds 25% of the market value of the Portfolio's net assets.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolios' investment objectives. The Advisor believes writing covered call options is a conservative investment technique involving relatively little risk (in contrast to writing uncovered options), but capable of enhancing a Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase of the optioned security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. If a call option which the Fund has written expires, the Fund will realize income in the amount of the premium. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The premium received is the market value of an option. This value is established by market factors and ordinarily fluctuates from day to day. In determining whether a particular call option should be written on a particular security or currency, the Advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency, or to permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. There is, of course, no assurance that a Portfolio will be able to effect such closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold.

     Call options written by a Portfolio will normally have expiration dates of less than nine months from the date written. From time to time, a Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     A Portfolio will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     Purchasing Listed Call Options. The Portfolios may purchase listed call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency, at the exercise price, at any time during the option period (American option) or at the expiration date of the option (European option). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased for the purpose of increasing current return, to avoid tax consequences which might reduce its current return, or to acquire the optioned securities or currencies.

     The purchase of a call option enables the Portfolio to acquire the optioned securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also enable a Portfolio to purchase a large block of securities or currencies that would be difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option and transaction costs.

     A Portfolio may also purchase call options on securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses. Purchasing call options entails the risk that the price of the optioned securities will not exceed the exercise price of the option in which case the option will expire without value.

     Purchasing Listed Put Options. The Portfolios may purchase listed put options. As the holder of a put option, the Portfolio has the right to sell the optioned security or currency at the exercise price at any time during the option period. A Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. Such an option would permit the Portfolio to sell the optioned security or currency at the exercise price regardless of any decline in the value of the security or currency. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     A Portfolio may also purchase put options when it does not own the optioned security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction, in which case the Portfolio's profit or loss on the transaction will depend on whether the price it paid for the option exceeds the price it received on its sale (plus transaction costs).

     Dealer Options. The Portfolios may also buy and sell dealer options. Certain risks are specific to these options. While the Portfolio looks to a clearing corporation to exercise listed options, if a Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio, as well as loss of the expected benefit of the transaction.

     Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio sold the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree, and which the Advisor believes, will be capable of entering into closing transactions, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate the option securities or currency until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. The inability to enter into a closing transaction may result in material losses to a Portfolio.

     Dealer options and the assets used to secure dealer options currently are considered illiquid securities. Accordingly, dealer options will be subject to the Portfolios' restriction that not more than 15% of the value of a Portfolio's assets may be invested in illiquid securities.

                FUTURES CONTRACTS - ALL PORTFOLIOS

     The Portfolios may enter into financial futures contracts, including stock index, interest rate and currency futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities or currencies at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies. The Portfolios will only buy and sell standardized contracts.

     Securities index futures contracts may be used to provide a hedge for a portion of a Portfolio's, as a cash management tool, or as an efficient way for the Advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Portfolio may purchase or sell securities index futures with respect to any securities index whose movements are expected by the Advisor to have a significant correlation with movements in the prices of all or portions of the Portfolio's securities.

     Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio or protect the Portfolio from effects of currency fluctuations. In this regard, a Portfolio might sell interest rate futures as an offset (hedge) against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates. The Portfolios will engage in transactions in financial futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes.

     Transactions in financial futures contracts, and options thereon, will be limited so that margin on transactions not considered hedging under the rules of the Commodities Futures Trading Corporation will not exceed 5% of a Portfolio's net assets. When a Portfolio has a long position in a futures contract or sells a put option on futures contracts or securities, it must establish a segregated account with its custodian bank containing cash or highly liquid, high quality debt securities in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Portfolio sells a call option on a futures contract, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).

     Successful use of futures contracts for hedging purposes is subject to the Advisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in a market, the index or indices, securities or currencies on which the futures are written might advance and the value of securities or currencies held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its portfolio securities or currencies. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Portfolio's investments will tend to move in the same direction as the securities or currencies underlying the futures, which are intended to correlate to the price movements of the portfolio securities or currencies sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting securities or currencies held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those securities or currencies that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell securities or currencies to meet daily variation margin requirements. Such sales of securities or currencies might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Portfolio might have to sell securities or currencies at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying stock index, security or currency due to market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Also, the margin requirements in the futures market are less than margin requirements in the securities markets; as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

                 Currency Swaps - All Portfolios

     Currency swaps involve the negotiation by the Portfolio advisor with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of, the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

            Interest Rate Transactions - All Portfolios

     Each Portfolio that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio advisor anticipates purchasing at a later date. The Portfolio advisors do not intend to use these transactions in a speculative manner.

     Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

     A Portfolio advisor may enter into interest rate swaps, caps and floors either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Portfolio advisor will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Penn Street will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

     The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Portfolio advisor incorrectly forecasts market values, interest rates and other applicable factors, the investment performance of a Portfolio would be adversely affected by the use of these investment techniques. Moreover, even if the Portfolio advisor is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate transaction defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

     Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The-resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Portfolio advisors monitor the creditworthiness of the vendors with which the Portfolio enters into repurchase agreements. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements, other than as may be indicated under "Investment Objectives and Policies."

                    Short Sales - All Portfolios

     A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. All Portfolios may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Portfolios may not make a short sale if as a result more than 10% of the Portfolio's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by a Portfolio.



          LENDING PORTFOLIO SECURITIES - ALL PORTFOLIOS

     For the purpose of realizing additional income, each Portfolio may make loans of securities amounting to not more than 33% of its total assets. Securities loans would be made to broker-dealers and financial institutions pursuant to agreements requiring the loans to be secured by collateral at least equal to the current value of the securities lent and "marked-to-market" on a daily basis. Collateral will consist of cash, U.S. or foreign securities, letters of credit or cash equivalents. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call a loan at any time. The Portfolio will not have the right to vote securities while they are on loan, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made after analysis of the pertinent facts by the Advisor when, in the judgment of the Advisor, the income from such loans would justify the risk.

               REPURCHASE AGREEMENTS - ALL PORTFOLIOS

     The Portfolios may enter into repurchase agreements with banks or broker-dealers. Under the Investment Company Act of 1940, repurchase agreements are considered collateralized loans by the Portfolio to the seller, secured by the securities transferred to the Portfolio. Repurchase agreements will be fully collateralized by securities in which the Portfolios are authorized to invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Portfolio might experience delay or difficulty in recovering its cash. If, in the meantime, the value of the collateral had decreased, the Portfolio could experience a loss. The Fund considers repurchase agreements having a maturity of more than 7 days to be illiquid securities and they are subject to the Fund's policy that a Portfolio may not invest more than 15% of its net assets in illiquid securities.

             FOREIGN CURRENCY TRANSACTIONS - ALL PORTFOLIOS

     The Portfolio may engage in forward foreign currency transactions to settle foreign securities transactions and/or manage foreign currency risk. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract is agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged for trades.

     The Portfolio will generally enter into forward foreign currency exchange contracts in two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to lock in the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions. The Portfolio will be able to protect itself against a loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, when the Advisor believes that the currency of a particular foreign country may suffer from, or enjoy, a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of one or more foreign currencies, approximating the value of some or all of the Portfolio's portfolio securities denominated in that foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency, in the Advisor's judgment, act as an effective proxy for the Portfolio's currency exposure. The prediction of short-term currency market movement is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. The Advisor will consider the effect a substantial commitment of Portfolio assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Other than as set forth above, and immediately below, the Portfolio also will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is covered by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospects for currencies will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

INVESTMENT PERFORMANCE

Average Annual Total Return

     The average annual total return of the Portfolios was as follows:

                                      Over     Over      Over
                                     1 Year   5 Years   10 Years
McGlinn Balanced Portfolio            5.66%      -          -
Cumberland Taxable Income
  Portfolio                           1.42%      -          -
Balwin Large Cap Growth Portfolio     0.68%      -          -
Penn Street Advisors Sector
  Rotational Portfolio                2.08%      -          -
Walnut Asset Management Equity
  Portfolio                              *        *          *

* This Portfolio was not a part of the Penn Street Fund as of October 31, 2000.

     The computation of a Portfolio's average annual total return is calculated by subtracting the final year's NAV from the initial year's NAV to determine the total change in NAV over the period. This change is then divided by the initial year's NAV to determine the return over the period and then by the number of years to determine the average annual return. This calculation assumes reinvestment of all dividends.

Yield

     The 30 day yield as of October 31, 2000, of the Portfolios was as follows:

McGlinn Balanced Portfolio                                1.46%
Cumberland Taxable Income Portfolio                       3.49%
Baldwin Large Cap Growth Portfolio                        3.88%
Penn Street Advisors Sector Rotational Portfolio         (0.88)%
Walnut Asset Management Equity Portfolio                    *

* This Portfolio was not a part of The Penn Street Fund as of October 31, 2000.

     The yield of the Portfolio may be calculated by dividing the net investment income per share earned by the Portfolio during a 30 day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

Tax Equivalent Yield

     The tax equivalent yield may be calculated by dividing that portion of the Portfolio's yield as calculated above in the section entitled "Yield" that is tax-exempt by one (1) minus an assumed tax rate of 28% and adding the result of that calculation to the portion of the Portfolio's yield that is not tax-exempt.

     The 30 day tax-equivalent yield as of October 31, 2000 of the Portfolio's was as follows:

McGlinn Balanced Portfolio                                1.46%
Cumberland Taxable Income Portfolio                       3.49%
Baldwin Large Cap Growth Portfolio                        3.88%
Penn Street Advisors Sector Rotational Portfolio         (0.88)%
Walnut Asset Management Equity Portfolio                    *

MANAGEMENT OF THE FUND

     The Fund is governed by a Board of Directors which is responsible for protecting the interests of shareholders. The Directors are experienced persons who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

     The officers and directors of the Fund are listed below.
Unless otherwise noted, the address of each is 30 Valley Stream
Parkway, Great Valley Corporate Center, Malvern, Pennsylvania
19355.

     G. Michael Mara, Age 45, President.  Mr. Mara is the
President of Penn Street Advisors and a Managing Director of
Millennium Bank.

     Louis J. Sozio, Age 59, Vice President.  Mr. Sozio is the
Managing Director of the Trust and Asset Management Group of
Millennium Bank.

     Vincent P. Small, Director, Age 56. Mr. Small is a retired general practice partner for PriceWaterhouseCoopers with 34 years of diversified accounting and auditing experience. He has extensive client experience and involvement in a number of areas, including coordination with internal audit departments, merger and acquisition reviews and corporate restructurings.

     Roger S. Hillas,* Director, Age 73. During the last five years, Mr. Hillas has served on the Board of Toll Brothers, Inc.
Previously, Chairman of Meritor/PSFS, Chairman of PNC Corp. and
Chairman and CEO of Provident National Bank.

     Lee G. Fishman, Director, Age 44. During the last five years, Mr. Fishman has served as Director of the Fund; and President, BPM Group, Inc., Merion Station, Pennsylvania.

     Samuel A. McCullough, Director, Age 62. Mr. McCullough currently serves as Secretary of Community and Economic Development for the Commonwealth of Pennsylvania. He is the former Chairman and CEO of Meridian Bancorp and President of Corestates Financial.

     Michael Guilfoile, Director, Age 48. Mr. Guilfoile currently serves as President of MG Advisors, a financial advisory firm specializing in providing consulting services to financial institutions in the areas of mergers/acquisitions and sales. Mr. Guilfoile is a former Partner/Managing Director at Lehman Brothers.

     *Mr. Hillas and Mr. McCullough are "interested" directors of the Fund, under the Investment Company Act of 1940, by reason of their affiliation with the bank.

                                                                                Total
                                               Pension or      Estimated     Compensation
                             Aggregate         Retirement        Annual     From Registrant
                           Compensation     Benefits Accrued    Benefits        and Fund
Name of Person,           From Registrant      as Part of         Upon      Complex Paid to
Position                 (Director's Fee)     Fund Expenses    Retirement      Directors

Roger S. Hillas,                -0-                -0-             -0-           -0-
Director

Lee G. Fishman,               $2,000               -0-             -0-         $2,000
Director

Vincent P. Small,             $2,000               -0-             -0-         $2,000
Director

Michael Guilfoile             $2,000               -0-             -0-         $2,000
Director

Samuel A. McCullough          $2,000               -0-             -0-         $2,000
Director

     The Fund pays directors, except Mr. Hillas, fees of $2,000 per year, as shown above, plus reimbursement of expenses of attending meetings of the Board.

INVESTMENT MANAGEMENT SERVICES

     Under the Management Agreements with the Fund, each Advisor is responsible for supervising and directing the investments of their Portfolio in accordance with the Portfolio's investment objectives, policies and restrictions. Each Advisor is also responsible for placing all security transactions of their Portfolio, and for negotiation of commissions.

     In transactions on U.S. stock exchanges, commissions are negotiated. Traditionally, commission rates have generally not been negotiated on foreign stock markets. In recent years, however, an increasing number of foreign stock markets have adopted systems of negotiated rates, although a number of markets continue to operate with schedules of minimum commission rates. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the security price usually includes a markup. In underwritten offerings, the price includes a disclosed, fixed commission.

     It is expected that securities will ordinarily be purchased in the primary markets for the securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed, by the Advisor, the primary market.

     In purchasing and selling portfolio securities, the Advisor seeks to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. Commission rates are checked for competitiveness by reference to rates paid by other institutional investors similar to the Fund. The Advisors will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the Advisor of the Fund.

     Each Advisor may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker would have charged for executing the transaction if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage or research services provided. The Advisor may effect principal transactions on behalf of their Portfolio with dealers who furnish research services and designate any such dealer to receive selling concessions, discounts or other allowances in connection with the acquisition of securities in underwritings.

     The Advisors receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Portfolios are likely to invest. Each year, the Advisors assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients, including the Fund, on the basis of these assessments. In no instance is a broker or dealer excluded from receiving business because it has not been identified as providing research services. The amounts of commissions paid for the Global Equity Portfolio (now McGlinn Balanced Portfolio) for fiscal year ending October 31, 2000 were $2,213, $8,004 for the fiscal year ending 1999 and $25,801 for the fiscal year ending 1998. and the amount of commissions paid for the Global Income Portfolio for the fiscal year ending October 31, 2000 were $1,592, $6,915 for the fiscal year ending 1999 and $1,475 for the fiscal year ending 1998. The amount of commissions paid for the Balwin Large Cap Growth Portfolio for the fiscal year ended October 31, 2000 was $0.00 and $5,816 in commissions was paid in the same time period for the Penn Street Sector Rotational Portfolio as well as $650 in commissions paid for the Cumberland Taxable Income Portfolio.

     The Investment Management Agreement between the Fund and Penn Street Advisors, Inc. for the Penn Street Advisors Sector Rotational Portfolio became effective on January 20, 2000, pursuant to shareholder approval. The agreement requires the Advisor to provide the Portfolio with a continuous review of and recommendations regarding investment of the Portfolio's assets. The agreement continues in full force until January 19, 2002 and may be continued thereafter from year to year if renewed annually by a majority vote of the Board of Directors of the Fund, or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio, but in either case, in order to effect any such continuance the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund Directors who are not parties to the agreement or interested persons of any such party, as defined by the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement. The agreement terminates automatically if it is transferred or assigned by either party, which would include a change of control of the Advisor, and may be terminated by either party without penalty on 60 days written notice.

     Under its investment management agreement, the Portfolio paid Penn Street Advisors an advisory fee for the fiscal year ending October 31, 2000, as advisor to the Penn Street Sector Rotational Portfolio equal to an annual rate of 0.60% of the value of the net assets and an advisory fee for the fiscal year ending October 31, 1999 as advisor to the Global Income Fund equal to an annual rate of 0.90% of the value of the net assets. The current advisory fee for fiscal year 2001 is equal to an annual rate of .60% of the value of the net assets of the Fund. The total amounts paid to Penn Street Advisors by the Global Income Portfolio under the investment management agreement $106,170 for the fiscal year ending 1997 and $161,923 for the fiscal year ending 1998 and $120,134 for the fiscal year ending 1999.

     The Investment Management Agreement between the Fund and McGlinn Capital Management, Inc. for the McGlinn Balanced Portfolio was approved by the Board of Directors on April 5, 1999 and ratified by shareholders of the Portfolio on June 14, 1999. The agreement requires McGlinn Capital Management to provide the Portfolio with a continuous review of and recommendations regarding investment of its assets. The agreement continues in full force until April 4, 2001 and may be continued thereafter from year to year if renewed annually by a majority vote of the Board of Directors of the Fund, or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio, but in either case, in order to effect any such continuance the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund Directors who are not parties to the agreement or interested persons of any such party, as defined by the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement. The agreement terminates automatically if it is transferred or assigned by either party, which would include a change of control of McGlinn Capital Management, and may be terminated by either party without penalty on 60 days written notice.

     Under its investment management agreement, the Portfolio pays McGlinn Capital Management an advisory fee equal to an annual rate of 0.60% of the value of the net assets. The total amounts paid by the Portfolio to its former investment advisor for the period ending October 31, 1996 (since inception) was $240,174, for the fiscal year ending October 31, 1997 was $250,734 and for the fiscal year ending October 31, 1998 was $75,745. The total amount paid to the current investment advisor for the period ending October 31, 1999 was $6,992 and $12,944 for the period ending October 31, 2000.

     Penn Street Advisors also serves as the Administrator and Transfer Agent of the Fund under an Administration Agreement and Transfer Agent Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. The total amounts paid to Penn Street Advisors for these services were $32,361 for the fiscal year ending 1998, $17,502 for the fiscal year ending October 31, 1999 and $13,045 for the fiscal year ended October 31, 2000 for the McGlinn Balanced Portfolio and $68,062 for the year ending 1998, $120,134 for the fiscal year ending October 31, 1999 and $28,480 for the fiscal year ended October 31, 2000 for the Global Income Portfolio. The administration and transfer fees charged by Penn Street Advisors are equal to .55% of the value of the net assets of the Fund.

     The Investment Management Agreement between the Fund and Walnut Asset Management, LLP for the Walnut Asset Management Equity Portfolio was approved by the Board of Directors and ratified by the shareholders on January 25, 2001. The agreement requires Walnut Asset Management to provide the Portfolio with a continuous review of and recommendations regarding investment of its assets. The agreement has a term of two years and will expire on January 25, 2003 and may be continued from year to year if renewed annually by a majority vote of the Board of Directors, or by a vote of the holders of a majority of the outstanding voting shares of the Portfolio; but in either case, in order to effect any extension of the agreement the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund directors who are not parties to the agreement or interested persons of any such party, as defined in the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement.

     Under its investment management agreement, the Portfolio will pay Walnut Asset Management an advisory fee equal to an annual rate of 0.50% of the value of its net assets.

     The Fund also has a Shareholders Services Plan in effect, which allows the directors to pay up to .25% of the value of the net assets of the Fund for account services rendered for the benefit of the shareholders of the Fund.

SALE OF FUND SHARES

     The Fund makes a continuous offering of its shares, but retains the right to reject any offer to purchase its shares.

     The net asset value per share of each Portfolio is calculated as of the close of trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and the Fund does not accept purchase or redemption orders on these days.

     Trading in securities owned by the Portfolios may take place in various foreign markets on days (such as Saturday) when the Fund is not open for business and does not calculate the net asset value of the Portfolios. Events affecting the values of foreign portfolio securities that occur after the markets for these securities are closed but before the time the Portfolios' net asset values are calculated will not be reflected in the Portfolios' net asset values unless the Advisor, in accordance with policies adopted by the Board of Directors, determines that the particular event should be taken into account in computing the Portfolio's net asset value, in which case the affected securities would be valued in good faith, at fair value.

     Determination of net asset value (and the offering and redemption price of shares) of the Portfolios may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted (c) an emergency exists as a result of which disposal of securities owned by a Portfolio is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) when the SEC may, by order, permit for the protection of a Portfolio's shareholders.

DISTRIBUTION

     The Board of Directors of the Fund and stockholders of each Portfolio approved a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") which provides for payment by each Portfolio of expenses related to the distribution of Fund shares and shareholder services. Under the Plan each Portfolio is authorized to make monthly payments of .00021% of 1% of the net asset value of the Portfolio (.25% on an annual basis) based on the net asset value of the Portfolio. Payments made to East Coast Consultants, Inc. as compensation to the underwriter, for the period ending October 31, 1998 were $5,210 for the McGlinn Balanced Portfolio (then named Global Equity Portfolio) and $708 for the Global Income Portfolio. East Coast Consultants, Inc. elected not to receive compensation during the fiscal year ended October 31, 1999 and October 31, 2000. Under the Plan, East Coast Consultants, Inc. is reimbursed for all expenses incurred in the distribution of Fund shares, and, subject to Board approval, also may be compensated by the Fund. The Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

     East Coast Consultants is wholly owned by Louis J. Sozio, who is also an officer of the Fund.

     The Plan remains in effect until October 31, 2001 and may be continued with respect to either Portfolio for one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and Disinterested Directors of the Fund, at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to either Portfolio at any time, without penalty, by a vote of a majority of the Fund's disinterested directors, or by vote of a majority of the outstanding voting securities of the affected Portfolio. The Plan terminates automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the Investment Company Act of 1940. Also while the Plan remains in effect the nomination of the Disinterested Directors of the Fund is committed to the discretion of such Directors.

     The Board of Directors believes there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders by promoting the sale of shares and encouraging the retention of shares by holders. The benefits that would accrue to the Portfolios by an increase in the level of sales of shares are an enhanced ability to expand investment opportunities with increased cash and certain costs of operation would be decreased in proportion to the size of the Portfolio.

TAX STATUS

     Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to so qualify, a Portfolio must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades and businesses.

     Provided each of the Portfolios qualifies for treatment as a regulated investment company, they will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of any Portfolio's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year, plus 98% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses.

     When a Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Portfolio's assets and liabilities as an asset and as an equivalent liability.

     In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     The premium paid by a Portfolio for the purchase of a put option is recorded in the Portfolio's statement of assets and liabilities as an investment and is subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized loss. The current market value of a listed option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a capital loss for federal income tax purposes equal to the cost of the option. If a Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

     The amount of any realized gain or loss on closing out an option on an index future will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Portfolios will be "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Portfolio at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

     Dividends eligible for designation under the dividends received deduction and paid by a Portfolio will qualify in part for the 70% dividends received deduction for corporations provided, that the Portfolio shares have been held for at least 45 days.

     The Portfolios will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

     It is expected that certain dividends and interest received by the Portfolios will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a Portfolio at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareowners. The Portfolios will notify shareowners in writing each year whether they have made the election and the amount of foreign taxes it has elected to have treated as paid by the shareowners. If they make the election, its shareowners will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Portfolios and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareowners who do not itemize deductions.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareowner's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Portfolio's income flows through to its shareowners. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit) such as foreign source passive income received from the respective Portfolio. Because of changes made by the Code, shareowners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolios.

     Shareholders may be subject to a 31% withholding tax on the dividends, distributions and redemption payments ("back-up withholding") if their certified taxpayer identification number is not on file with the Fund or if, to the Fund's knowledge, the shareholder has furnished an incorrect number.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

     Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

PRINCIPAL SHAREHOLDERS

     As of December 31, 2000 the following entities and individuals held more than 5% of the shares of the McGlinn Balanced Portfolio: Estate of Richard Coghlan holding 24.31%; Betty Crystal holding 20.50%; Mary Ellen Hafer holding 9.84%, and Security Abstract holding 12.19%.

     As of December 31, 2000, the following individuals or entities held more than 5% of the Cumberland Taxable Income
Portfolio: Thomas Martel holding 41.06%; Wayne Huey, Jr. holding 34.25%; David Sparks holding 13.48% and Vincent Small holding 9.78%.

     As of December 31, 2000 the following individuals held more than 5% of the shares of the Baldwin Large Cap Growth Portfolio:
Wayne Huey, Jr. holding 12.62%; Thomas Martel holding 50.66%; Thomas Jacob holding 9.10%; and David Sparks holding 6.41%.

     As of December 31, 2000 the following entities and individuals held more than 5% of the shares of the Penn Street
Advisors Sector Rotational Portfolio: Michael Guilfoile holding
23.63%; Thomas Martell holding 9.65%; and William Whitmore holding 7.5%.

     The directors and officers of the Fund, as a group, own less than 1% of the outstanding shares of any Portfolio except for the Penn Street Advisors Sector Rotational Fund where Mr. Louis J. Sozio, an officer of the Fund and Mr. Roger Hillas, a director of the Fund collectively own 40% of the shares.



                             PART C
                        OTHER INFORMATION

ITEM 23.  EXHIBITS.

     (a)  Instruments Defining the Rights of Security Holders.

          (1)  Specimen Security of The Walnut Asset Management
Equity Portfolio.

     (b)  Investment Advisory Contracts

          (1)  Investment Advisory Agreement dated January 24,
2001 between the Registrant and , on behalf of the Walnut Asset
Management Equity Portfolio is filed herewith.

     (c)  Underwriting Contracts.

          (1) Distribution Agreement between the Registrant and East Coast Consultants, Inc. is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-
9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

               (a) Form of Dealer Agreement with East Coast Consultants, Inc. is incorporated herein by reference to Post-Effective Amendment is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (d)  Bonus or Profit Sharing Contracts.

          None.

     (e)  Custodian Agreements.

          (1) Custodian Agreement between the Registrant and the with Bank of California, N.A. is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (f)  Other Material Contracts.

          (1)  Administration Agreements.

               (a) Administration Agreement dated June 3, 1996 between the Registrant and Strategic Investment Services, Inc. on behalf of the Global Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

               (b) Administration Agreement dated June 3, 1996 between the Registrant and Strategic Investment Services, Inc. on behalf of the Global Income Portfolio Laws is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

          (2) Transfer Agency Agreement between the Registrant and Strategic Investment Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

          (3) Shareholder Services Plan of the Registrant dated July 7, 1995 is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (i)  Omitted Financial Statements.

          Not Applicable.

     (j)  Initial Capital Agreements.

          Subscription Agreement under Section 14(a)(3) of Investment Company Act of 1940, as amended is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (k)  Rule 12-b1

          (1)  Distribution Plan of the Registrant is
incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

Item 24.  Persons Controlled by or Under Common Control with the
          Fund

     None.

Item 25.  Indemnification

     Section 1 of Article XI of the Registrant's By-Laws provides for indemnification, as set forth below.

     With respect to the indemnification of the Officers and Directors of the corporation:

     (a) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided under Section 2-418 of the Maryland General Corporation Law:
(i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

     (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

Item 26.  Business and Other Connections of the Investment
          Advisor.

     Penn Street Advisors, Inc. (the "Advisor") was organized in
March, 1989. The principal place of business of the Advisor is 30 Valley Street Parkway, Malvern, PA 19355.

     The advisor is engaged in the business of providing investment advice and will provide registrant with administrative and transfer agency services and does not act as an investment advisor to any investment company other than the Registrant.

     Information as to any other business, profession, vocation or employment of a substantial nature that each directors, officer or partner of the Advisor, is or has been engaged within the last two fiscal years for his own account in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to the Form ADV of Penn Street Advisors, Inc. (File No. 801-52231), as last filed with the Commission.

Item 27.  Principal Underwriters.

     (a)  The principal business of East Coast Consultants, Inc.
is to serve as the Registrants' principal underwriter.

     (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 20 of Part B:

(1)                         (2)                    (3)
Position and
Name and Principal           Position and Offices   Offices with Fund Address
                             with Underwriter
Louis J. Sozio               President              Vice President
East Coast Consultants
  Inc.
30 Valley Stream Parkway
Great Valley Corporate
  Center
Malvern, PA 19355

     (c)  Not Applicable.

Item 28.  Location of Accounts and Records.

     Accounts and records are maintained by the Advisor at the address set forth in response to Item 26 and at the Custodian, located at 475 Sansome Street, San Francisco, CA 94111.

Item 29.  Management Services.

     All management services are covered in the Investment
Advisory Agreements between the Registrant and Penn Street
Advisors, Inc. on behalf of each series, as discussed in Parts A and B.

Item 30.  Undertakings.

     Not Applicable



                           Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf of the undersigned, duly authorized, in East Whiteland Township and the Commonwealth of Pennsylvania, on the 28th day of February, 2001.

                              The Penn Street Fund, Inc.

                              By:  /s/ G. Michael Mara
                                   President

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below the following persons in the capacities and on the dates indicated:

Signature                     Title            Date

/s/ G. Michael Mara
    G. Michael Mara           President        February 28, 2001

/s/ Lee G. Fishman
    Lee G. Fishman            Director         February 28, 2001

/s/ Roger S. Hillas
    Roger S. Hillas           Director         February 28, 2001

/s/ Michael Guilfoile         Director         February 28, 2001
    Michael Guilfoile

/s/ Vincent P. Small          Director         February 28, 2001
    Vincent P. Small

/s/ Samuel A. McCullough      Director         February 28, 2001
    Samuel A. McCullough



                              PART C

                           EXHIBIT LIST

EXHIBIT NO.   EXHIBIT                          EDGAR EXHIBIT NO.

  23(c)(1)      Specimen Security of the
                  Walnut Asset Management
                  Equity Portfolio*              EX-99.23(c)(1)

  23(d)(1)      Investment Advisory
                  Agreement for the Walnut
                  Asset Management Equity
                  Portfolio*                     EX-99.23(d)(1)